AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26,
1998

                 SECURITIES AND EXCHANGE COMMISSION NO. 33-55663
                              WASHINGTON, DC 20549

                        Post-Effective Amendment No. 1 to

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               -------------------

                                The Stanley Works
             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
         (State or Other Jurisdiction of Incorporation or Organization)

                                   06-0548860
                      (I.R.S. Employer Identification No.)

                               1000 Stanley Drive
                         New Britain, Connecticut 06053
               (Address of Principal Executive Offices) (Zip Code)

                     The Stanley Works 401(k) Savings Plan*
                            (Full Title of the Plan)

             *effective July 1, 1998, the name of the Plan shall be
                          "Stanley Account Value Plan"

                           Stephen S. Weddle, Esquire
                                The Stanley Works
                        1000 Stanley Drive, P.O. Box 7000
                         New Britain, Connecticut 06050
                     (Name and Address of Agent For Service)

                                 (860) 225-5111
          (Telephone Number, Including Area Code, of Agent For Service)


                       CALCULATION OF REGISTRATION FEE **

** No additional registration fee is due because no additional shares are being registered.

     This Registration Statement covers interests in the Plan and additional shares of Common Stock purchased in accordance with and issuable under the Plan. Pursuant to Rule 416(c), this Registration Statement covers an indeterminate number of interests to be offered or sold pursuant to the Plan described herein. This Registration Statement also pertains to Depository Stock Purchase Rights of the Registrant which are attached to the Common Stock.

     This Post-Effective Amendment Number 1 shall hereafter become effective in accordance with Rule 464 promulgated under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Registration Statement No. 33-55663 is being filed in order to include as Exhibit 99.2 the amended and restated Stanley Works 401(k) Savings Plan, which as of July 1, 1998 shall be known as the Stanley Account Value Plan.

     The contents of Registration Statement No. 33-55663 are hereby incorporated by reference.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS (See Item 9, paragraph 4)

     4.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit (3)(i) to Quarterly Report on Form 10-Q for quarter ended June 30,
1990).

     4.2 By-laws (incorporated by reference to Exhibit (3)(i) to Current Report on Form 8-K dated September 1, 1993).

     4.3 Indenture defining the rights of holders of 9-1/4% Sinking Fund Debentures Due 2016, 7-3/8% Notes Due December 15, 2002 and 9% Notes due 1998 (incorporated by reference to Exhibit (4)(a) to Registration Statement No. 33-4344 filed March 27, 1986).

     4.4 First Supplemental Indenture, dated as of June 15, 1992 between the Company and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank) (incorporated by reference to Exhibit (4)(c) to Registration Statement No. 33-46212 filed July 21, 1992).

          (a) Certificate of Designated Officers establishing Terms of 9-1/4% Sinking Fund Debentures (incorporated by reference to Exhibit (a)(4)(ii) to Quarterly Report on Form 10-Q for year ended January 2, 1988).

          (b) Certificate of Designated Officers establishing Terms of 9% Notes (incorporated by reference to Exhibit (4)(i)(c) to Annual Report on Form 10-K for year ended January 2, 1988).

          (c) Certificate of Designated Officers establishing Terms of 7-3/8% Notes Due December 15, 2002 (incorporated by reference to Exhibit (4)(ii) to Current Report on Form 8-K, dated December 7, 1992).

     4.5 Rights Agreement, dated February 26, 1986 (incorporated by reference to
Exhibit 1 to the Registrant's Registration Statement on Form 8-A dated March 18,
1986).

     4.6 Rights Agreement Amendment, dated December 16, 1987 to the Rights Agreement, dated February 26, 1986 (incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated December 31, 1987).

     4.7 Rights Agreement Amendment No. 2 to the Rights Agreement, dated July 20, 1990 to the Rights Agreement, dated February 26, 1986 as amended December 16, 1987 (incorporated by reference to Exhibit (a)(4)(i) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1990).

     4.8 Rights Agreement Amendment No. 3, dated October 24, 1991 to the Rights Agreement, dated as of February 26, 1986, as amended December 16, 1987 and July 20, 1990 (incorporated by reference to Exhibit (4)(i) to Quarterly Report on Form 10-Q for quarter ended September 28, 1991).

     4.9 Facility Agreement providing for the DFL 100,000,000 borrowing by Stanley-Bostitch, S.A., S.I.C.F.O.-Stanley S.A., and Societe de Fabrications Bostitch S.A., guaranteed by The Stanley Works, dated March 22, 1991 (incorporated by reference to Exhibit (4)(i) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.10 Credit Agreement, effective January 1, 1988, with Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
Bank) (incorporated by reference to Exhibit (4)(v) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.11 Credit Agreement, effective June 1, 1991, with Mellon Bank, N.A. (incorporated by reference to Exhibit (4)(vi) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.12 Credit Agreements, dated as of April 1, 1992, with seven banks (incorporated by reference to Exhibit (4) to Quarterly Report on Form 10-Q for quarter ended March 28, 1992).

          (a) Agreements extending the termination date of the Credit Agreements to April 1, 1996 (incorporated by reference to Exhibit (4)(vii)(a) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.13 Credit Agreement, dated August 25, 1993, between Societe de Fabrications Bostitch S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(viii) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.14 Credit Agreement, dated August 25, 1993, between Stanley-Bostitch, S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(ix) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.15 Credit Agreement, dated August 25, 1993, between S.I.C.F.O.- Stanley S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(x) to Annual Report on Form 10-K for the year ended January 1, 1994).

     5.1 Opinion of Tyler Cooper & Alcorn dated September 28, 1994 with respect to the legality of the Common Stock (and associated Stock Purchase Rights) (previously filed with Registration Statement No. 33-55663).

     23.1 Consent of Independent Auditors dated September 23, 1994 (incorporated by reference to Exhibit 5.1).

     23.2 Consent of Tyler Cooper & Alcorn (incorporated by reference to Exhibit 5.1).

     24 Manually signed copy of power of attorney authorizing the signing of the Registration Statement and amendments thereto on behalf of the Registrant's directors (previously filed with Registration Statement No. 33-55663).

     28  The  Stanley  Works  401(k)   Savings  Plan   (previously   filed  with
Registration Statement No. 33-55663, redesignated Exhibit 99.1)

     99.1 The Stanley Works 401(k) Savings Plan (previously filed as Exhibit 28 to Registration Statement No. 33-55663).

     99.2 Stanley Account Value Plan (previously known as The Stanley Works 401(k) Savings Plan) (filed herewith).

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Britain, State of Connecticut, on September 28, 1994.


                                      THE STANLEY WORKS


                                      By:JOHN M. TRANI
                                         ------------------------
                                         John M. Trani
                                         Chairman and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the date indicated.

NAME                     TITLE                           DATE

JOHN M. TRANI
---------------------
John M. Trani            Chairman,                       June 25, 1998
                         Chief Executive Officer,
                         and Director

THERESA F. YERKES
---------------------
Theresa F. Yerkes        Vice President and Controller   June 25, 1998
                         (Chief Financial Officer and
                          Chief Accounting Officer)


         *
---------------------
Stillman B. Brown        Director                        June 25, 1998


         *
---------------------
Edgar R. Fielder         Director                        June 25, 1998


         *
---------------------
James G. Kaiser          Director                        June 25, 1998

         *
---------------------
Eileen S. Kraus          Director                       June 25, 1998


         *
---------------------
Hugo E. Uyterhoeven      Director                       June 25, 1998


         *
---------------------
Walter W. Williams       Director                      June 25, 1998


*  By:STEPHEN S. WEDDLE
      -----------------------
      Stephen S. Weddle                                June 25, 1998
      (As Attorney-in-Fact)

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator of The Stanley Works 401(k) Savings Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Britain, State of Connecticut, on June 25, 1998.


                            THE STANLEY WORKS
                            (as Plan Administrator)


                            By: STEPHEN S. WEDDLE
                                ---------------------
                                Stephen S. Weddle
                  Vice President, General Counsel and Secretary



                                  EXHIBIT INDEX

Exhibit No.

     4.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit (3)(i) to Quarterly Report on Form 10-Q for quarter ended June 30,
1990).

     4.2 By-laws (incorporated by reference to Exhibit (3)(i) to Current Report on Form 8-K dated September 1, 1993).

     4.3 Indenture defining the rights of holders of 9-1/4% Sinking Fund Debentures Due 2016, 7-3/8% Notes Due December 15, 2002 and 9% Notes due 1998 (incorporated by reference to Exhibit (4)(a) to Registration Statement No. 33-4344 filed March 27, 1986).

     4.4 First Supplemental Indenture, dated as of June 15, 1992 between the Company and Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National Bank) (incorporated by reference to Exhibit (4)(c) to Registration Statement No. 33-46212 filed July 21, 1992).

          (a) Certificate of Designated Officers establishing Terms of 9-1/4% Sinking Fund Debentures (incorporated by reference to Exhibit (a)(4)(ii) to Quarterly Report on Form 10-Q for year ended January 2, 1988).

          (b) Certificate of Designated Officers establishing Terms of 9% Notes (incorporated by reference to Exhibit (4)(i)(c) to Annual Report on Form 10-K for year ended January 2, 1988).

          (c) Certificate of Designated Officers establishing Terms of 7-3/8% Notes Due December 15, 2002 (incorporated by reference to Exhibit (4)(ii) to Current Report on Form 8-K, dated December 7, 1992).

     4.5 Rights Agreement, dated February 26, 1986 (incorporated by reference to
Exhibit 1 to the Registrant's Registration Statement on Form 8-A dated March 18,
1986).

     4.6 Rights Agreement Amendment, dated December 16, 1987 to the Rights Agreement, dated February 26, 1986 (incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated December 31, 1987).

     4.7 Rights Agreement Amendment No. 2 to the Rights Agreement, dated July 20, 1990 to the Rights Agreement, dated February 26, 1986 as amended December 16, 1987 (incorporated by reference to Exhibit (a)(4)(i) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1990).

     4.8 Rights Agreement Amendment No. 3, dated October 24, 1991 to the Rights Agreement, dated as of February 26, 1986, as amended December 16, 1987 and July 20, 1990 (incorporated by reference to Exhibit (4)(i) to Quarterly Report on Form 10-Q for quarter ended September 28, 1991).

     4.9 Facility Agreement providing for the DFL 100,000,000 borrowing by Stanley-Bostitch, S.A., S.I.C.F.O.-Stanley S.A., and Societe de Fabrications Bostitch S.A., guaranteed by The Stanley Works, dated March 22, 1991 (incorporated by reference to Exhibit (4)(i) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.10 Credit Agreement, effective January 1, 1988, with Shawmut Bank Connecticut, National Association (formerly known as The Connecticut National
Bank) (incorporated by reference to Exhibit (4)(v) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.11 Credit Agreement, effective June 1, 1991, with Mellon Bank, N.A. (incorporated by reference to Exhibit (4)(vi) to Quarterly Report on Form 10-Q for quarter ended June 29, 1991).

     4.12 Credit Agreements, dated as of April 1, 1992, with seven banks (incorporated by reference to Exhibit (4) to Quarterly Report on Form 10-Q for quarter ended March 28, 1992).

          (a) Agreements extending the termination date of the Credit Agreements to April 1, 1996 (incorporated by reference to Exhibit (4)(vii)(a) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.13 Credit Agreement, dated August 25, 1993, between Societe de Fabrications Bostitch S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(viii) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.14 Credit Agreement, dated August 25, 1993, between Stanley-Bostitch, S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(ix) to Annual Report on Form 10-K for the year ended January 1, 1994).

     4.15 Credit Agreement, dated August 25, 1993, between S.I.C.F.O.- Stanley S.A. and Citibank N.A. guaranteed by The Stanley Works (incorporated by reference to Exhibit (4)(x) to Annual Report on Form 10-K for the year ended January 1, 1994).

     5.1 Opinion of Tyler Cooper & Alcorn dated September 28, 1994 with respect to the legality of the Common Stock (and associated Stock Purchase Rights) (previously filed with Registration Statement No. 33-55663).

     23.1 Consent of Independent Auditors dated September 23, 1994 (incorporated by reference to Exhibit 5.1).

     23.2 Consent of Tyler Cooper & Alcorn (incorporated by reference to Exhibit 5.1).

     24 Manually signed copy of power of attorney authorizing the signing of the Registration Statement and amendments thereto on behalf of the Registrant's directors (previously filed with Registration Statement No. 33-55663).

     28  The  Stanley  Works  401(k)   Savings  Plan   (previously   filed  with
Registration Statement No. 33-55663, redesignated Exhibit 99.1)

     99.1 The Stanley Works 401(k) Savings Plan (previously filed as Exhibit 28 to Registration Statement No. 33-55663).

         99.2 Stanley Account Value Plan (previously known as The Stanley Works 401(k) Savings Plan) (filed herewith).